UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust
(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
(Address of principal executive offices) (Zip code)

Zachary P. Richmond
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(513) 587-3447

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Fairlead Tactical Sector ETF

(TACK) NYSE Arca, Inc.

Annual Shareholder Report - January 31, 2026

Fund Overview

This annual shareholder report contains important information about Fairlead Tactical Sector ETF (the "Fund") for the period of February 1, 2025 to January 31, 2026.  You can find additional information about the Fund at https://funddocs.filepoint.com/fairlead/. You can also request this information by contacting us at 877-865-9549.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fairlead Tactical Sector ETF	$62	0.59%

How did the Fund perform during the reporting period?

TACK is a model-driven exchange-traded fund utilizing a disciplined methodology designed to navigate all market environments. The basis of the model is technical analysis, with an emphasis on indicators designed to identify long-term trends and major reversals.

The primary goal of TACK is to leverage sector leadership while navigating equity market downdrafts through asset allocation. Opportunities are identified using signals from a combination of technical indicators designed to identify price trends, after which a quantitative momentum overlay is applied to finalize the portfolio.

We considered 14 ETFs for inclusion in the strategy, eleven of which represent the major economic sectors represented in the S&P 500®, and three of which represent “risk-off” asset classes that tend to outperform during equity bear market cycles, including short-term U.S. Treasuries, long-term U.S. Treasuries, and gold.

From February 1, 2025 through January 31, 2026, TACK generated a total return of 10.16%, participating in the extended bull market cycle. The Russell 1000 Equal Weight Index returned 11.83% for the same time period. Volatility resurfaced during this period, with the SPDR S&P 500® ETF Trust (SPY) suffering a 21.4% drawdown from February 2025 to April 2025, after which it staged a strong recovery. During the drawdown, TACK outperformed SPY by 650 basis points, showing its ability to offer downside protection during equity market corrections.

As of January 31, 2026, TACK held approximately 75% model exposure to equities via sector ETFs, with the remaining balance allocated to “risk-off” assets. Over the most recent six-month period, four months had 75% model exposure to equities, while two months had an 87.5% allocation, demonstrating the model’s flexibility to adjust exposure in response to momentum shifts.

Referencing our long-term technical indicators, we are inclined to think 2026 will favor selectivity and diversification, where TACK’s model has historically added value. As 2026 gets started, TACK’s equal-weight approach to sector allocation stands to benefit from the primary uptrend in the equity market, while minimizing risk after three years of narrow leadership and a steep cyclical upmove.

Principal investment risks to TACK remain market risk and equity securities risk, as well as sector focus risk. As always, we will strive to achieve strong relative performance by seeking to capture upside in established bull market cycles, while offering downside protection during downdrafts.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Fairlead Tactical Sector ETF
Russell 1000 Equal Weight Index
$15,000
$10,000
$5,000
$0
$12,878
$12,760
Mar-2022
Jan-2023
Jan-2024
Jan-2025
Jan-2026

Table Summary
	Fairlead Tactical Sector ETF	Russell 1000 Equal Weight Index
Mar-2022	$10,000	$10,000
Jan-2023	$9,820	$9,574
Jan-2024	$10,170	$9,669
Jan-2025	$11,690	$11,409
Jan-2026	$12,878	$12,760

Average Annual Total Returns

Table Summary
	1 Year	Since Inception (March 22, 2022)
Fairlead Tactical Sector ETF - NAV	10.16%	6.77%
Russell 1000 Equal Weight Index	11.83%	6.51%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call 877-865-9549 or visit https://www.fairleadfunds.com/tack for updated performance information.

What did the Fund invest in?

Fund Statistics

Table Summary
Net Assets	$271,795,523
Number of Portfolio Holdings	9
Advisory Fee	$1,498,718
Portfolio Turnover	38%

Composition of Net Assets (% of net assets)

Table Summary
Value	Value
Other Assets in Excess of Liabilities	0.4%
Exchange-Traded Funds	99.6%

Material Fund Changes

No material changes occurred during the year ended January 31, 2026.

Fairlead Tactical Sector ETF (TACK)

Annual Shareholder Report - January 31, 2026

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/fairlead/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 013126-TACK

Reynders, McVeigh Core Equity Fund

Institutional Shares (ESGEX)

Annual Shareholder Report - January 31, 2026

Fund Overview

This annual shareholder report contains important information about Reynders, McVeigh Core Equity Fund (the “Fund”) for the period of February 1, 2025 to January 31, 2026. You can find additional information about the Fund at https://funddocs.filepoint.com/reyndersmcveigh/. You can also request this information by contacting us at 1-800-950-6868.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$102	0.95%

How did the Fund perform during the reporting period?

While stock prices exhibited extreme levels of volatility in 2025, they finished the year by posting their third annual period of double-digit gains. Recovering from a 20% decline in early April due to fears that broad-based tariffs would cause a recession, the S&P 500 500® Index increased by 16.35% and the MSCI World Index rose by 19.58%.

The Reynders McVeigh Core Equity Fund provided a return of 14.50% for the fiscal year ended January 31, 2026.

A historically high concentration in a handful of large technology companies (dubbed the Magnificent 7) continued to dominate the performance of the major indices. The Fund, however, has chosen to be underweight these firms for a variety of reasons. First, our analysis shows that earnings growth is accelerating for what we would define as the S&P 493 and beginning to slow for the Magnificent 7. We also believe that we are beginning to see large productivity increases from developments in AI that will benefit the typical firm more than most investors are anticipating. And finally, the heavy concentration of ownership of the popular Magnificent 7 trade poses high risk as their growth slows.

The Fund’s overweight position in industrial companies hurt performance though its policy of not investing in fossil fuel companies was a positive as oil prices declined sharply on the year. For financial and sustainability reasons, the Fund has chosen not to invest in several members of the Magnificent 7, including Tesla, Amazon, and Meta.

The Fund benefited from investing in unique growth companies that feature positive corporate responsibility efforts. Among the top contributors to performance were GRAIL, Inc., Nextpower, Inc., UL Solutions, Inc. , SoFi, and Cloudflare, Inc..

Nextpower, Inc. exemplifies the Fund’s belief that a commitment to positive environmental and governance issues can contribute to financial results. Despite a consensus feeling that the current political administration would favor the oil industry and attempt to restrict growth for renewable energy, the opposite occurred. Oil prices dropped sharply during 2025 while demand for solar energy continued to increase. Nextpower, Inc. makes systems that attach to solar panels, allowing them to adjust their positioning to best maximize the capture of sunlight.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Reynders, McVeigh Core Equity Fund - Institutional Shares
MSCI World Index
S&P 500® Index
$30,000
$20,000
$10,000
$0
$27,260
$23,961
$23,858
Mar-2019
Jan-2020
Jan-2021
Jan-2022
Jan-2023
Jan-2024
Jan-2025
Jan-2026

	Reynders, McVeigh Core Equity Fund - Institutional Shares	MSCI World Index	S&P 500® Index
Mar-2019	$10,000	$10,000	$10,000
Jan-2020	$11,354	$11,281	$11,565
Jan-2021	$16,941	$13,025	$13,560
Jan-2022	$17,544	$15,178	$16,718
Jan-2023	$15,888	$14,047	$15,345
Jan-2024	$17,490	$16,434	$18,539
Jan-2025	$20,926	$19,951	$23,429
Jan-2026	$23,961	$23,858	$27,260

Average Annual Total Returns

	1 Year	5 Years	Since Inception (March 29, 2019)
Reynders, McVeigh Core Equity Fund - Institutional Shares	14.50%	7.18%	13.62%
MSCI World Index	19.58%	12.87%	13.55%
S&P 500® Index	16.35%	14.99%	15.78%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. For updated performance call 1-800-950-6868.

Fund Statistics

Net Assets	$101,172,801
Number of Portfolio Holdings	49
Advisory Fee (net of waivers)	$553,539
Portfolio Turnover	16%

Country Weighting (% of net assets)

United States
76.9%
France
10.3%
United Kingdom
4.2%
Switzerland
2.7%
Denmark
2.7%
Cayman Islands
1.9%
Norway
1.3%

Value	Value
Norway	1.3%
Cayman Islands	1.9%
Denmark	2.7%
Switzerland	2.7%
United Kingdom	4.2%
France	10.3%
United States	76.9%

What did the Fund invest in?

Sector Weighting (% of net assets)

Value	Value
Other Assets in Excess of Liabilities	1.0%
Communications	5.3%
Materials	5.5%
Financials	6.3%
Consumer Staples	6.7%
Consumer Discretionary	7.7%
Health Care	15.7%
Industrials	21.9%
Technology	29.9%

Material Fund Changes

No material changes occurred during the year ended January 31, 2026.

Reynders, McVeigh Core Equity Fund - Institutional Shares (ESGEX)

Annual Shareholder Report - January 31, 2026

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/reyndersmcveigh/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 013126-ESGEX

The Nightview Fund

(NITE) NYSE Arca, Inc.

Annual Shareholder Report - January 31, 2026

Fund Overview

This annual shareholder report contains important information about The Nightview Fund (the “Fund”) for the period of February 1, 2025 to January 31, 2026.  You can find additional information about the Fund at https://www.nightviewfund.com/. You can also request this information by contacting us at (866) 666-7156 .

What were the Fund’s costs for the period since inception?

(based on a hypothetical $10,000 investment)

Table Summary
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
The Nightview Fund	$136	1.25%

How did the Fund perform during the reporting period?

The Fund performed well during the fiscal year ended January 31,2026, with a return of 17.62%. Performance was propelled by several thematic bets, led by exposure to semiconductors, cloud computing, financials, and gaming and entertainment. The S&P 500® Index returned 16.35% during the same period.

The top performing position by performance attribution was Alibaba Group (BABA) which contributed over 4% to total performance. The company’s equity price had languished for several years prior. Alibaba is positioned at the nexus of a variety of growth themes, and we believed the risks surrounding geopolitical tensions between the U.S. and China were over exaggerated. They have strong AI and cloud growth initiatives as well as healthy growth in retail operations.

We continue to believe this is the “picks and shovels” era of the AI investment cycle. It is our contention that there will be continued large-scale investment in semiconductors and cloud computing. This was represented by the Fund's investments in AMD, TSM, GOOGL and AMZN. The market agreed in 2025 and while there is certainly revenue concentration risk now associated with AI spending we believe there will be continued investment in building out infrastructure at a scale we have never seen before.

The Fund’s financials basket also performed well led by GS which contributed approximately 1.60% to overall performance. With the dramatic rise in interest rates in 2022, dealmaking had been effectively shut down. This led to pent up demand and combined with the financing necessary for many infrastructure projects led to strong actual and projected dealmaking in 2025.

As part of our barbell approach combining leading-edge technology with experience oriented entertainment the Fund’s third highest attribution portfolio company was WYNN. This was largely led by a rebound in Macau gaming operations which, along with the rest of Macau, was hit inordinately hard by COVID. The rebound started last year and our thesis that we were getting premier assets at heavily discounted prices played out.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Table Summary
	The Nightview Fund	S&P 500® Index
Mar-2018	$10,000	$10,000
Jan-2019	$10,437	$10,278
Jan-2020	$16,427	$12,506
Jan-2021	$44,380	$14,663
Jan-2022	$42,600	$18,079
Jan-2023	$23,687	$16,593
Jan-2024	$29,198	$20,048
Jan-2025	$39,128	$25,336
Jan-2026	$46,021	$29,478

Average Annual Total Returns

Table Summary
	1 Year	5 Years	Since Inception (March 1, 2018)
The Nightview Fund - NAV	17.62%	0.73%	21.26%
S&P 500® Index	16.35%	14.99%	14.62%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. For updated performance call (866) 666-7156 .

The performance results shown above in the line chart and the average annual total returns table are for periods prior to June 21, 2024 (inception of the Fund) and represent the performance of The Nightview Capital Fund, LP - Series B (formerly known as The Worm Capital Fund, LP - Series B) (the “Predecessor Fund” which converted into NITE and is attributable to NITE moving forward. The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund. Call (866) 666-7156 or visit

https://www.nightviewfund.com/#performance for updated performance information.

What did the Fund invest in?

Sector Weighting (% of net assets)

Consumer Discretionary
48.0%
Technology
22.2%
Communications
17.8%
Financials
8.6%
Consumer Staples
3.2%
Other Assets in Excess of Liabilities
0.2%

Table Summary
Value	Value
Other Assets in Excess of Liabilities	0.2%
Consumer Staples	3.2%
Financials	8.6%
Communications	17.8%
Technology	22.2%
Consumer Discretionary	48.0%

Fund Statistics

  Net Assets$30,040,727
  Number of Portfolio Holdings20
  Advisory Fee $337,814
  Portfolio Turnover124%

Material Fund Changes

No material changes occurred during the year ended January 31, 2026.

The Nightview Fund

Annual Shareholder Report - January 31, 2026

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.nightviewfund.com/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 013126-NITE

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Lori Kaiser, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees billed to the registrant by its principal accountants for the most recent fiscal year:

Reynders, McVeigh Core Equity Fund:	FY 2026	$13,000
	FY 2025	$13,000
Fairlead Tactical Sector ETF:	FY 2026	$13,000
	FY 2025	$13,000
The Nightview Fund	FY 2026	$15,000
	FY 2025	$15,000

(b)	Audit-Related Fees billed to the registrant by its principal accountants for the most recent fiscal year:

Reynders, McVeigh Core Equity Fund:	FY 2026	$0
	FY 2025	$0
Fairlead Tactical Sector ETF:	FY 2026	$0
	FY 2025	$0
The Nightview Fund	FY 2026	$0
	FY 2025	$0

(c)	Tax Fees billed to the registrant by its principal accountants for the most recent fiscal year:

Reynders, McVeigh Core Equity Fund:	FY 2026	$3,500
	FY 2025	$3,500
Fairlead Tactical Sector ETF:	FY 2026	$3,500
	FY 2025	$3,500
The Nightview Fund	FY 2026	$3,500
	FY 2025	$3,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All other fees billed to the registrant by its principal accountants for the most recent fiscal year:

Reynders, McVeigh Core Equity Fund:	FY 2026	$0
	FY 2025	$0
Fairlead Tactical Sector ETF:	FY 2026	$0
	FY 2025	$0
The Nightview Fund	FY 2026	$0
	FY 2025	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2026	$10,500	$0
FY 2025	$10,500	$0

(h)	Not applicable. The auditor performed no services for the registrant’s investment advisers or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee consists of all the Independent Trustees.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Fairlead Tactical Sector ETF (TACK)

NYSE Arca, Inc.

Annual Financial Statements and Additional Information

January 31, 2026

Fund Adviser:
Cary Street Partners Asset Management LLC
901 East Byrd Street, Suite 1001
Richmond, VA 23219
(877) 865-9549

Fairlead Tactical Sector ETF

Schedule of Investments

January 31, 2026

	Shares	Fair Value
EXCHANGE-TRADED FUNDS — 99.61%
Communication Services Select Sector SPDR® Fund	290,858	$34,926,228
Consumer Discretionary Select Sector SPDR® Fund	276,110	33,456,249
Health Care Select Sector SPDR® Fund	212,821	32,931,922
Industrial Select Sector SPDR® Fund	213,636	35,343,940
SPDR® Gold MiniShares® Trust	261,557	25,112,088
SPDR® Portfolio Long Term Treasury ETF	816,423	21,586,224
SPDR® Portfolio Short Term Treasury ETF	747,625	21,927,841
Technology Select Sector SPDR® Fund	227,689	32,759,893
Utilities Select Sector SPDR® Fund	755,854	32,690,686

Total Exchange-Traded Funds (Cost $237,841,173)		270,735,071

Total Investments — 99.61% (Cost $237,841,173)		270,735,071
Other Assets in Excess of Liabilities — 0.39%		1,060,452
NET ASSETS — 100.00%		$271,795,523

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

1

Fairlead Tactical Sector ETF

Statement of Assets and Liabilities

January 31, 2026

Assets
Investments in securities, at fair value (cost $237,841,173)	$270,735,071
Cash	1,203,091
Dividends receivable	3,364
Total Assets	271,941,526

Liabilities
Payable for fund shares redeemed	7,568
Payable to Adviser	138,435
Total Liabilities	146,003
Net Assets	$271,795,523

Net Assets consist of:
Paid-in capital	258,413,127
Accumulated earnings	13,382,396
Net Assets	$271,795,523
Shares outstanding (unlimited number of shares authorized, no par value)	8,850,000
Net asset value per share	$30.71

See accompanying notes which are an integral part of these financial statements.

2

Fairlead Tactical Sector ETF

Statement of Operations

For the Year Ended January 31, 2026

Investment Income
Dividend income	$4,583,258
Total investment income	4,583,258

Expenses
Adviser	1,498,718
Total expenses	1,498,718
Net investment income	3,084,540

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	25,446,648
Change in unrealized depreciation on:
Investment securities	(375,587)
Net realized and change in unrealized gain (loss) on investment securities	25,071,061
Net increase in net assets resulting from operations	$28,155,601

See accompanying notes which are an integral part of these financial statements.

3

Fairlead Tactical Sector ETF

Statements of Changes in Net Assets

	For the Year Ended January 31, 2026	For the Year Ended January 31, 2025
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,084,540	$2,665,508
Net realized gain on investment securities	25,446,649	4,687,998
Change in unrealized appreciation (depreciation) on investment securities	(375,587)	21,710,409
Net increase in net assets resulting from operations	28,155,602	29,063,915

Distributions to Shareholders	(3,141,918)	(2,697,427)

Capital Transactions
Proceeds from shares sold	222,186,311	117,260,278
Amount paid for shares redeemed	(196,069,650)	(131,329,604)
Net increase (decrease) in net assets resulting from capital transactions	26,116,661	(14,069,326)
Total Increase in Net Assets	51,130,345	12,297,162

Net Assets
Beginning of year	220,665,178	208,368,016
End of year	$271,795,523	$220,665,178

Share Transactions
Shares sold	7,880,000	4,470,000
Shares redeemed	(6,850,000)	(5,030,000)
Net increase (decrease) in shares outstanding	1,030,000	(560,000)

See accompanying notes which are an integral part of these financial statements.

4

Fairlead Tactical Sector ETF

Financial Highlights

(For a share outstanding during the period)

	For the Year Ended January 31, 2026	For the Year Ended January 31, 2025	For the Year Ended January 31, 2024	For the Period Ended January 31, 2023(a)
Selected Per Share Data:
Net asset value, beginning of period	$28.22	$24.86	$24.33	$25.00

Investment operations:
Net investment income	0.36	0.34	0.34	0.21
Net realized and unrealized gain (loss) on investments	2.49	3.36	0.51	(0.67)
Total from investment operations	2.85	3.70	0.85	(0.46)

Less distributions to shareholders from:
Net investment income	(0.36)	(0.34)	(0.32)	(0.21)
Total distributions	(0.36)	(0.34)	(0.32)	(0.21)

Net asset value, end of period	$30.71	$28.22	$24.86	$24.33
Market price, end of period	$30.71	$28.22	$24.86	$24.48

Total Return(b)	10.16%	14.94%	3.56%	(1.80	%)(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$271,796	$220,665	$208,368	$213,875
Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59	%(d)
Ratio of net investment income to average net assets(e)	1.21%	1.25%	1.43%	1.22	%(d)
Portfolio turnover rate(f)	38%	59%	81%	68	%(c)

(a)	For the period March 22, 2022 (commencement of operations) to January 31, 2023.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.
(c)	Not annualized.
(d)	Annualized.
(e)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange-traded funds in which the Fund invests.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

5

Fairlead Tactical Sector ETF

Notes to the Financial Statements

January 31, 2026

NOTE 1. ORGANIZATION

Fairlead Tactical Sector ETF (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified series of Capitol Series Trust (the “Trust”) on December 9, 2021. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013, as amended and restated November 18, 2021 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Cary Street Partners Asset Management LLC (the “Adviser”). The Fund’s subadviser is Fairlead Strategies, LLC (the “Subadviser” or “Fairlead”). The Subadviser is primarily responsible for the day-to-day portfolio management of the Fund. The investment objective of the Fund is capital appreciation with limited drawdowns.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosure only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s CODM is the President and Principal Executive Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies, including Accounting Standard Update 2013-08”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of

6

Fairlead Tactical Sector ETF

Notes to the Financial Statements (continued)

January 31, 2026

assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the interim tax period since inception, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). The Adviser has agreed to pay all regular and recurring expenses of the Fund under terms of the management agreement.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income and long-term capital gains dividend from investments companies is recorded on the ex-dividend date.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least quarterly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are

7

Fairlead Tactical Sector ETF

Notes to the Financial Statements (continued)

January 31, 2026

caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended January 31, 2026, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Earnings (Deficit)
$26,521,558	$(26,521,558)

The reclassifications are primarily due to the tax treatment of in-kind redemptions and taxable over-distribution.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

8

Fairlead Tactical Sector ETF

Notes to the Financial Statements (continued)

January 31, 2026

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at the mean between the most recent quoted bid and ask prices. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Adviser, as Valuation Designee, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon

9

Fairlead Tactical Sector ETF

Notes to the Financial Statements (continued)

January 31, 2026

their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2026:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$270,735,071	$—	$—	$270,735,071
Total	$270,735,071	$—	$—	$270,735,071

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.59% of the Fund’s average daily net assets. Pursuant to its Agreement, the Adviser pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses)). For the fiscal year ended January 31, 2026, the Adviser earned a fee of $1,498,718 from the Fund. At January 31, 2026, the Fund owed the Adviser $138,435.

The Adviser’s parent company and 100% owner, Cary Street Partners Financial LLC (“CSPF”) entered into an agreement in 2025 to sell a majority ownership interest in CSPF to private equity funds managed by CIVC Partners, LP (“CIVC”). CIVC is a Chicago-based institutional investment firm that focuses on investing in middle-market companies.

10

Fairlead Tactical Sector ETF

Notes to the Financial Statements (continued)

January 31, 2026

The transaction was consummated on May 30, 2025 when CIVC invested in CSPF through parallel investment vehicles of CIVC Partners Fund VII, a private equity fund for which CIVC and its affiliate serve as the general partner and investment manager. When the transaction was consummated, CIVC Partners Fund VII assumed voting control of, and an approximately 60% indirect ownership in, the Adviser. Fund Shareholders approved a new advisory contract between the Fund and CSPF with its reconstituted ownership structure, as well is a new subadvisory agreement between CSPF and Fairlead Strategies LLC the Fund’s subadviser, at a meeting of shareholders that took place on August 27, 2025.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration and fund accounting services to the Fund. The Adviser pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Adviser, which are approved annually by the Board.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees”, meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $2,000 per Fund and $500 per Fund for each quarterly Board meeting. The Adviser pays the Independent Trustees their annual retainer and quarterly Board meeting fees and also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

Officers of the Trust are employees of Ultimus or NLCS and such persons are not paid by the Adviser for serving in such capacities.

Northern Lights Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended January 31, 2026, purchases and sales of investment securities, other than short-term investments, were $264,910,338 and $96,614,548, respectively.

11

Fairlead Tactical Sector ETF

Notes to the Financial Statements (continued)

January 31, 2026

For the fiscal year ended January 31, 2026, purchases and sales for in-kind transactions were $53,379,669 and $195,915,522, respectively.

For the fiscal year ended January 31, 2026, the Fund had in-kind net realized gains of $26,557,344.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2026.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units”. Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 10,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge”, and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets. For the fiscal year ended January 31, 2026, the Fund received $14,800 and $0 in Fixed Fees and Variable Charges, respectively. The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$200	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

12

Fairlead Tactical Sector ETF

Notes to the Financial Statements (continued)

January 31, 2026

NOTE 7. FEDERAL TAX INFORMATION

At January 31, 2026, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$33,158,735
Gross unrealized depreciation	(258,382)
Net unrealized appreciation on investments	$32,900,353
Tax cost of investments	$237,834,718

The differences between book-basis and tax-basis of unrealized appreciation (depreciation) are primarily attributable to investment in grantor trust.

The tax character of distributions paid for the fiscal years ended January 31, 2026 and January 31, 2025 were as follows:

	2026	2025
Distributions paid from:
Ordinary income(a)	$3,141,918	$2,697,427
Total distributions paid	$3,141,918	$2,697,427

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(19,517,957)
Unrealized appreciation on investments	32,900,353
Total accumulated earnings	$13,382,396

As of January 31, 2026, the Fund had long-term capital loss carryforwards of $4,063,717 and short-term capital loss carryforwards of $15,319,170, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Certain capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the Fund’s following taxable year. For the tax period ended January 31, 2026, the Fund deferred qualified late year ordinary losses in the amount of $135,070.

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which is intended

13

Fairlead Tactical Sector ETF

Notes to the Financial Statements (continued)

January 31, 2026

to enhance transparency and decision usefulness of income tax disclosures including additional detail related to rate reconciliation and income taxes paid during the reporting period. For the fiscal year ended January 31, 2026, there were no federal, state or local income taxes or any income taxes in foreign jurisdictions paid by the Fund.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

14

Report of Independent Registered Public Accounting Firm

To the Shareholders of Fairlead Tactical Sector ETF and

Board of Trustees of Capitol Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fairlead Tactical Sector ETF (the “Fund”), a series of Capitol Series Trust, as of January 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations for the year then ended, the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended January 31, 2024, and prior, were audited by other auditors whose report dated March 27, 2024, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 25, 2026

15

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2027 will show the tax status of all distributions paid to your account in calendar year 2026. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2026 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

16

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Not applicable.

17

The Nightview Fund (NITE)

NYSE Arca, Inc.

Annual Financial Statements

and Additional Information

January 31, 2026

Fund Adviser:

Nightview Capital, LLC

(866) 666-7156

The Nightview Fund

Schedule of Investments

January 31, 2026

	Shares	Fair Value
COMMON STOCKS — 99.77%
Communications — 17.80%
Alphabet, Inc., Class C	4,321	$1,462,788
EchoStar Corp., Class A(a)	16,006	1,812,199
Meta Platforms, Inc., Class A	1,392	997,368
Netflix, Inc.(a)	12,858	1,073,515
		5,345,870
Consumer Discretionary — 48.02%
Alibaba Group Holding Ltd. - ADR	13,612	2,308,051
Amazon.com, Inc.(a)	12,538	3,000,343
Hyatt Hotels Corp., Class A	7,587	1,186,380
Las Vegas Sands Corp.	16,073	847,529
MGM Resorts International(a)	30,240	1,014,250
Tesla, Inc.(a)	9,849	4,239,108
Vail Resorts, Inc.	7,192	957,039
Wynn Resorts Ltd.	8,160	876,792
		14,429,492
Consumer Staples — 3.22%
Costco Wholesale Corp.	1,029	967,517

Financials — 8.55%
Goldman Sachs Group, Inc. (The)	1,375	1,286,189
Morgan Stanley	7,009	1,281,245
		2,567,434
Technology — 22.18%
Accenture PLC, Class A	4,127	1,088,042
Advanced Micro Devices, Inc.(a)	5,020	1,188,385
Intel Corp.(a)	29,152	1,354,693
Nvidia Corp.	10,440	1,995,398
Oracle Corp.	6,290	1,035,208
		6,661,726
Total Common Stocks/Investments — 99.77% (Cost $21,038,862)		29,972,039
Other Assets in Excess of Liabilities — 0.23%		68,688
NET ASSETS — 100.00%		$30,040,727

(a)	Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

1

The Nightview Fund

Statement of Assets and Liabilities

January 31, 2026

Assets
Investments in securities, at fair value (cost $21,038,862)	$29,972,039
Cash	72,870
Dividends receivable	13,447
Tax reclaims receivable	1,700
Total Assets	30,060,056

Payable to Adviser	19,329
Total Liabilities	19,329
Net Assets	$30,040,727

Net Assets consist of:
Paid-in capital	22,566,742
Accumulated earnings	7,473,985
Net Assets	$30,040,727
Shares outstanding (unlimited number of shares authorized, no par value)	813,768
Net asset value per share	$36.92

See accompanying notes which are an integral part of these financial statements.

2

The Nightview Fund

Statement of Operations

For the year ended January 31, 2026

Investment Income
Dividend income (net of foreign taxes withheld of $3,340)	$246,680
Total investment income	246,680

Expenses
Adviser	337,814
Total expenses	337,814
Net investment loss	(91,134)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	5,661,010
Change in unrealized depreciation on:
Investment securities	(1,067,402)
Net realized and change in unrealized gain (loss) on investment securities	4,593,608
Net increase in net assets resulting from operations	$4,502,474

See accompanying notes which are an integral part of these financial statements.

3

The Nightview Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2026	For the Year Ended January 31, 2025(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(91,134)	$(74,698)
Net realized gain on investment securities	5,661,010	1,859,910
Change in unrealized appreciation (depreciation) on investment securities	(1,067,402)	3,865,542
Net increase in net assets resulting from operations	4,502,474	5,650,754

Capital Transactions
Proceeds from shares sold	20,568,364	11,997,634
Amount paid for shares redeemed	(22,142,303)	(7,380,396)
Issued in connection with reorganization	—	16,844,200
Net increase (decrease) in net assets resulting from capital transactions	(1,573,939)	21,461,438
Total Increase in Net Assets	2,928,535	27,112,192

Net Assets
Beginning of year	27,112,192	—
End of year	$30,040,727	$27,112,192

Share Transactions
Shares sold	620,000	460,000
Shares redeemed	(670,000)	(270,000)
Issued in connection with reorganization	—	673,768
Net increase (decrease) in shares outstanding	(50,000)	863,768

(a)	For the period June 21, 2024 (commencement of operations) to January 31, 2025.

See accompanying notes which are an integral part of these financial statements.

4

The Nightview Fund

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2026	For the Period Ended January 31, 2025(a)
Selected Per Share Data:
Net asset value, beginning of period	$31.39	$25.00

Investment operations:
Net investment loss	(0.11)	(0.09)
Net realized and unrealized gain on investments	5.64	6.48
Total from investment operations	5.53	6.39

Net asset value, end of period	$36.92	$31.39
Market price, end of period	$36.92	$31.38

Total Return(b)	17.62%	25.56	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$30,041	$27,112
Ratio of net expenses to average net assets	1.25%	1.25	%(d)
Ratio of net investment loss to average net assets	(0.34)%	(0.54	)%(d)
Portfolio turnover rate(e)	124%	46	%(c)

(a)	For the period June 21, 2024 (commencement of operations) to January 31, 2025.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

5

The Nightview Fund

Notes to the Financial Statements

January 31, 2026

NOTE 1. ORGANIZATION

The Nightview Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified series of Capitol Series Trust (the “Trust”). The Fund commenced operations on June 21, 2024 through a transfer in-kind of assets, as described below. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013, as amended November 18, 2021 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Nightview Capital, LLC (the “Adviser”). The Fund’s trading sub-adviser is Exchange Traded Concepts, LLC (the “Trading Sub-Adviser” or “ETC”). The Trading Sub-Adviser is responsible for maintaining certain transaction and compliance related records of the Fund. The investment objective of the Fund is long-term capital appreciation with a goal of outperforming the S&P 500 Total Return Index over a rolling five-year period.

The Fund is the successor to a limited partnership, the Nightview Capital Fund, LP – Series B (formerly known as The Worm Capital Fund, LP – Series B) (the “Predecessor Fund”), which was organized on March 1, 2018. The Fund has substantially the same investment objectives and strategies as did the Predecessor Fund. Effective as of the close of business on June 21, 2024, all the assets, subject to the liabilities of the Predecessor Fund, were transferred to the Fund in exchange for 673,768 shares at a net asset value per share (“NAV”) of $25.00 of the Fund to the limited partners of the Predecessor Fund. The net assets contributed resulting from these tax-free transactions on the close of business June 21, 2024, after the reorganization, was $16,844,200, including net unrealized appreciation of $6,135,037 and investment cost of $10,606,173. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Fund is non-diversified, which means it may invest a greater percentage of its assets in a limited number of issuers as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Updated 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosure

6

The Nightview Fund

Notes to the Financial Statements (continued)

January 31, 2026

only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s CODM is the President and Principal Executive Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies, including Accounting Standard Update 2013-08”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the interim tax period since inception, as applicable) and has concluded that no provision for unrecognized tax

7

The Nightview Fund

Notes to the Financial Statements (continued)

January 31, 2026

benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). The Adviser has agreed to pay all regular and recurring expenses of the Fund under terms of the management agreement.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income and net capital gains annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended January 31, 2026, the Fund made the following reclassifications to increase (decrease) the components of net assets due to net operating losses and redemption in-kinds:

Accumulated Earnings
Paid-In Capital	(Deficit)
$6,771,660	$(6,771,660)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the

8

The Nightview Fund

Notes to the Financial Statements (continued)

January 31, 2026

Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at the mean between the most recent quoted bid and ask prices. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when

9

The Nightview Fund

Notes to the Financial Statements (continued)

January 31, 2026

the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Adviser, as Valuation Designee, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2026:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$29,972,039	$—	$—	$29,972,039
Total	$29,972,039	$—	$—	$29,972,039

(a)	Refer to Schedule of Investments for sector classifications.

10

The Nightview Fund

Notes to the Financial Statements (continued)

January 31, 2026

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. Pursuant to its Agreement, the Adviser pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses)). For the fiscal year ended January 31, 2026, the Adviser earned a fee of $337,814 from the Fund. At January 31, 2026, the Fund owed the Adviser $19,329.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration and fund accounting services to the Fund. The Adviser pays Ultimus fees in accordance with the agreements for such services.

Pursuant to a Referral Agreement dated November 29, 2023, between Ultimus and Exchange Traded Concepts, LLC, the sub-adviser of the Fund (“ETC”), ETC pays Ultimus a referral fee that is calculated as a percentage of its sub-advisory fee. During the fiscal year ended January 31, 2026, ETC paid Ultimus a referral fee of $1,500.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Adviser, which are approved annually by the Board.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees”, meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $2,000 per Fund and $500 per Fund for each quarterly Board meeting. The Adviser pays the Independent Trustees their annual retainer

11

The Nightview Fund

Notes to the Financial Statements (continued)

January 31, 2026

and quarterly Board meeting fees and also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

Officers of the Trust are employees of Ultimus or NLCS and such persons are not paid by the Adviser for serving in such capacities.

Northern Lights Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended January 31, 2026, purchases and sales of investment securities, other than short-term investments, were $33,545,678 and $35,750,265, respectively.

For the fiscal year ended January 31, 2026, purchases and sales for in-kind transactions were $20,350,720 and $19,780,713, respectively.

For the fiscal year ended January 31, 2026, the Fund had in-kind net realized gains of $6,986,213.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2026.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units”. Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 10,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of

12

The Nightview Fund

Notes to the Financial Statements (continued)

January 31, 2026

Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge”, and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets. For the fiscal year ended January 31, 2026, the Fund received $2,000 and $0 in Fixed Fees and Variable Charges, respectively. The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$200	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

NOTE 7. FEDERAL TAX INFORMATION

At January 31, 2026, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$9,450,033
Gross unrealized depreciation	(633,304)
Net unrealized appreciation on investments	$8,816,729
Tax cost of investments	$21,155,310

The differences between book-basis and tax-basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales.

At January 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,342,744)
Unrealized appreciation on investments	8,816,729
Total accumulated earnings	$7,473,985

As of January 31, 2026, the Fund had short-term capital loss carryforwards of $1,327,858. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Certain qualified late year ordinary losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Funds following taxable year. For the tax year ended January 31, 2026, the Fund deferred post October qualified losses in the amount of $14,886.

13

The Nightview Fund

Notes to the Financial Statements (continued)

January 31, 2026

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which is intended to enhance transparency and decision usefulness of income tax disclosures including additional detail related to rate reconciliation and income taxes paid during the reporting period. For the fiscal year ended January 31, 2026, there were no federal, state or local income taxes or any income taxes in foreign jurisdictions paid by the Fund.

NOTE 8. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in a Fund and increase the volatility of a Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of January 31, 2026, the Fund had 48.02% of the value of its net assets invested in stocks within the Consumer Discretionary sector.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

14

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Nightview Fund and

Board of Trustees of Capitol Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Nightview Fund (the “Fund”), a series of Capitol Series Trust, as of January 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended January 31, 2026 and for the period from June 21, 2024 (commencement of operations) to January 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations for the year then ended, the changes in net assets and the financial highlights for the year ended January 31, 2026 and for the period from June 21, 2024 (commencement of operations) to January 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 25, 2026

15

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2027 will show the tax status of all distributions paid to your account in calendar year 2026. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2026 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

16

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

Not applicable.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Not applicable.

17

REYNDERS, MCVEIGH

CORE EQUITY FUND

Institutional Shares - ESGEX

Annual Financial Statements

and Additional Information

January 31, 2026

Reynders, McVeigh Capital Management, LLC

10 Post Office Square, Suite N1010

Boston, MA 02109

1-800-950-6868

Reynders, McVeigh Core Equity Fund

Schedule of Investments

January 31, 2026

	Shares	Fair Value
COMMON STOCKS — 99.00%
Cayman Islands — 1.87%
Consumer Discretionary — 1.87%
SharkNinja, Inc.(a)	16,000	$1,891,200
Total Cayman Islands		1,891,200

Denmark — 2.69%
Health Care — 1.18%
Novo Nordisk A/S, Class B - ADR	20,138	1,196,801

Materials — 1.51%
Novozymes A/S, Class B	24,904	1,524,606

Total Denmark		2,721,407

France — 10.33%
Consumer Staples — 2.99%
Danone	25,000	1,952,087
L’Oreal S.A.	2,332	1,070,308
		3,022,395
Health Care — 1.51%
EssilorLuxottica SA	5,000	1,529,293

Industrials — 5.83%
Nexans SA	17,500	2,758,242
Schneider Electric SE	10,925	3,139,384
		5,897,626
Total France		10,449,314

Norway — 1.31%
Industrials — 1.31%
TOMRA Systems ASA	99,382	1,321,968
Total Norway		1,321,968

Switzerland — 2.70%
Health Care — 2.70%
Alcon, Inc.	20,000	1,619,600
CRISPR Therapeutics AG(a)	22,300	1,114,108
		2,733,708
Total Switzerland		2,733,708

United Kingdom — 4.17%
Consumer Staples — 1.92%
Unilever PLC - ADR	28,444	1,944,432

Technology — 2.25%
ARM Holdings PLC - ADR(a)	6,500	684,840

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund

Schedule of Investments (continued)

January 31, 2026

	Shares	Fair Value
COMMON STOCKS — 99.00% - continued
Technology — 2.25% - continued
RELX PLC - ADR	44,500	$1,593,100
		2,277,940
Total United Kingdom		4,222,372

United States — 75.93%
Communications — 5.32%
Alphabet, Inc., Class A	10,000	3,380,000
T-Mobile US, Inc.	10,150	2,001,682
		5,381,682
Consumer Discretionary — 5.82%
Airbnb, Inc., Class A(a)	13,000	1,681,810
Home Depot, Inc. (The)	4,500	1,685,655
Interface, Inc.	80,000	2,517,600
		5,885,065
Consumer Staples — 1.83%
McCormick & Co., Inc.	30,000	1,854,900

Financials — 6.29%
MasterCard, Inc., Class A	4,634	2,496,753
Rocket Companies, Inc., Class A	110,000	1,972,300
SoFi Technologies, Inc.(a)	83,000	1,893,230
		6,362,283
Health Care — 10.25%
Abbott Laboratories	18,912	2,067,082
Becton, Dickinson and Co.	9,777	1,989,424
Danaher Corp.	7,099	1,553,900
GRAIL, Inc.(a)	21,100	2,064,002
Stryker Corp.	3,500	1,293,460
Vertex Pharmaceuticals, Inc.(a)	3,000	1,409,700
		10,377,568
Industrials — 14.80%
Carrier Global Corp.	44,100	2,627,478
Nextpower, Inc., Class A(a)	18,000	2,107,620
Rockwell Automation, Inc.	8,101	3,415,787
UL Solutions, Inc., Class A	45,500	3,195,465
Veralto Corp.	19,266	1,906,948
Xylem, Inc.	12,433	1,714,138
		14,967,436
Materials — 4.02%
AptarGroup, Inc.	14,158	1,769,042
Crown Holdings, Inc.	22,000	2,302,960
		4,072,002
Technology — 27.60%
Analog Devices, Inc.	9,044	2,811,599
Apple, Inc.	10,935	2,837,413
Applied Materials, Inc.	11,000	3,545,520
Broadcom, Inc.	7,000	2,319,100

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund

Schedule of Investments (continued)

January 31, 2026

	Shares	Fair Value
COMMON STOCKS — 99.00% - continued
Technology — 27.60% - continued
Cloudflare, Inc., Class A(a)	5,750	$1,019,763
Enovix Corp.(a)	85,714	567,427
International Business Machines Corp.	9,050	2,775,635
Microsoft Corp.	8,275	3,560,649
Nvidia Corp.	28,640	5,473,963
Salesforce, Inc.	6,500	1,379,885
Uber Technologies, Inc.(a)	20,300	1,625,015
		27,915,969
Total United States		76,816,905

Total Common Stocks (Cost $64,178,766)		100,156,874

	Principal Amount
CERTIFICATES OF DEPOSIT — 0.05%
Walden Mutual Bank, 3.32%, 8/21/2026	$50,000	49,862
Total Certificates of Deposit (Cost $50,000)		49,862

Total Investments — 99.05% (Cost $64,228,766)		100,206,736
Other Assets in Excess of Liabilities — 0.95%		966,065
NET ASSETS — 100.00%		$101,172,801

(a)	Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund

Statement of Assets and Liabilities

January 31, 2026

Assets
Investments in securities at fair value (cost $64,228,766)	$100,206,736
Cash and cash equivalents	924,368
Receivable for fund shares sold	12,509
Dividends and interest receivable	29,978
Tax reclaims receivable	82,299
Prepaid expenses	16,898
Total Assets	101,272,788
Liabilities
Payable for fund shares redeemed	9,888
Payable to Adviser	51,838
Payable to Administrator	15,479
Payable to Auditor	16,500
Other accrued expenses	6,282
Total Liabilities	99,987
Net Assets	$101,172,801
Net Assets consist of:
Paid-in capital	$64,911,835
Accumulated earnings	36,260,966
Net Assets	$101,172,801
Institutional Shares:
Shares outstanding (unlimited number of shares authorized, no par value)	4,779,241
Net asset value, offering and redemption price per share	$21.17

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund

Statement of Operations

For the Year Ended January 31, 2026

Investment Income:
Dividend income (net of foreign taxes withheld of $49,510)	$952,007
Interest income	38,657
Total investment income	990,664

Expenses:
Investment Adviser	697,074
Administration	98,435
Fund accounting	48,198
Registration	21,877
Legal	21,457
Compliance services	20,222
Trustee	18,546
Custodian	18,525
Audit and tax preparation	16,717
Transfer agent	15,839
Report printing	11,624
Pricing	2,082
Interest	129
Miscellaneous	36,100
Total expenses	1,026,825
Fees contractually waived by Adviser	(143,535)
Net operating expenses	883,290
Net investment income	107,374

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	4,176,165
Net realized loss on foreign currency translations	(14,105)
Net change in unrealized appreciation of investment securities and foreign currency translations	8,379,677
Net realized and change in unrealized gain on investments	12,541,737
Net increase in net assets resulting from operations	$12,649,111

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2026	For the Year Ended January 31, 2025
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$107,374	$221,002
Net realized gain on investment securities transactions and foreign currency translations	4,162,060	3,460,179
Net change in unrealized appreciation of investment securities and foreign currency translations	8,379,677	10,471,769
Net increase in net assets resulting from operations	12,649,111	14,152,950

Distributions to Shareholders from Earnings:
Institutional Shares	(5,027,335)	(1,337,768)
Total distributions	(5,027,335)	(1,337,768)

Capital Transactions - Institutional Shares
Proceeds from shares sold	11,891,933	10,103,655
Reinvestment of distributions	5,012,555	1,327,831
Amount paid for shares redeemed	(10,311,838)	(7,707,460)
Net increase in net assets resulting from capital transactions	6,592,650	3,724,026
Total Increase in Net Assets	14,214,426	16,539,208

Net Assets
Beginning of year	86,958,375	70,419,167
End of year	$101,172,801	$86,958,375

Share Transactions - Institutional Shares
Shares sold	573,886	544,703
Shares issued in reinvestment of distributions	238,466	70,479
Shares redeemed	(504,842)	(408,111)
Net increase in shares outstanding	307,510	207,071

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund - Institutional Shares

Financial Highlights

(For a share outstanding during each year)

	For the Year Ended January 31, 2026	For the Year Ended January 31, 2025	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022
Selected Per Share Data:
Net asset value, beginning of year	$19.45	$16.51	$15.07	$16.80	$16.91

Investment operations:
Net investment income	0.03	0.05	0.08	0.08	—	(a)
Net realized and unrealized gain (loss) on investments	2.79	3.19	1.44	(1.67)	0.67
Total from investment operations	2.82	3.24	1.52	(1.59)	0.67

Less distributions to shareholders from:
Net investment income	(0.11)	(0.11)	(0.08)	(0.03)	—
Net realized gains	(0.99)	(0.19)	—	(0.11)	(0.78)
Total distributions	(1.10)	(0.30)	(0.08)	(0.14)	(0.78)

Net asset value, end of year	$21.17	$19.45	$16.51	$15.07	$16.80

Total Return(b)	14.50%	19.65%	10.09%	(9.44)%	3.56%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$101,173	$86,958	$70,419	$58,340	$54,743
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets before waiver	1.10%	1.12%	1.17%	1.23%	1.25%
Ratio of net investment income to average net assets	0.12%	0.27%	0.54%	0.56%	—	%(c)
Portfolio turnover rate	16%	25%	19%	11%	13%

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Amount is less than 0.005%.

See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements

January 31, 2026

NOTE 1. ORGANIZATION

The Reynders, McVeigh Core Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified series of Capitol Series Trust (the “Trust”) on September 19, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013, as amended November 18, 2021 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Reynders, McVeigh Capital Management, LLC (the “Adviser”). The investment objective of the Fund is to seek capital preservation and long-term capital growth.

The Fund currently offers one class of shares, Institutional Shares. The Fund commenced operations on March 29, 2019. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosure only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s CODM is the President and Principal Executive Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies, including Accounting Standard Update 2013-08”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Cash and Cash Equivalents – Idle cash may be swept into various interest bearing overnight demand deposits and is classified as a cash equivalent on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed the Federal Deposit Insurance Corporation (FDIC) limit of $250,000. Amounts swept overnight are available on the next business day.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The calendar year-end classification of distributions received from real estate investment trusts (REITs), which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of the underlying K-1. Withholding taxes on foreign dividends, if any, have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by Nasdaq are valued at the Nasdaq Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price, and will be classified as a Level 2 security. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities. Certificates of Deposit are valued using evaluated mean prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Adviser, as Valuation Designee, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2026:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$100,156,874	$—	$—	$100,156,874
Certificates of Deposit	—	49,862	—	49,862
Total	$100,156,874	$49,862	$—	$100,206,736

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended January 31, 2026, the Adviser earned fees of $697,074 from the Fund. At January 31, 2026, the Fund owed the Adviser $51,838.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the Fund’s Institutional Shares average daily net assets through May 31, 2026 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This expense cap agreement may be terminated by the Board at any time. As of January 31, 2026, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable Through
January 31, 2027	$143,356
January 31, 2028	144,341
January 31, 2029	143,535

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, fund accounting, and transfer agent services, including all regulatory reporting. Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees”, meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $2,000 per Fund and $500 per Fund for each quarterly Board meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

Officers of the Trust are employees of the Administrator or NLCS and such persons are not paid by the Fund for serving in such capacities.

Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2026, purchases and sales of investment securities, other than short-term investments, were $15,649,150 and $14,421,947, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2026.

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2026, the net unrealized appreciation (depreciation) and tax cost of investments, including foreign currency translations, for tax purposes was as follows:

Gross unrealized appreciation	$37,858,266
Gross unrealized depreciation	(1,989,191)
Net unrealized appreciation/(depreciation) on investments	$35,869,075
Tax cost of investments	$64,337,661

The differences between book-basis and tax-basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales and passive foreign investment companies.

The tax character of distributions paid for the fiscal years ended January 31, 2026 and January 31, 2025 were as follows:

	2026	2025
Distributions paid from:
Ordinary income(a)	$883,591	$492,950
Long-term capital gains	4,143,744	844,818
Total distributions paid	$5,027,335	$1,337,768

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$766,949
Accumulated capital and other losses	(381,283)
Unrealized appreciation on investments	35,875,300
Total accumulated earnings	$36,260,966

Certain capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the Fund’s following taxable year. For the tax period ended January 31, 2026, the Fund deferred qualified late year ordinary losses in the amount of $381,283.

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which is intended

Reynders, McVeigh Core Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

to enhance transparency and decision usefulness of income tax disclosures including additional detail related to rate reconciliation and income taxes paid during the reporting period. For the fiscal year ended January 31, 2026, federal, state or local income taxes or any income taxes in foreign jurisdictions paid by the Fund were immaterial.

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in a Fund and increase the volatility of a Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of a Fund’s portfolio will be adversely affected. As of January 31, 2026, the Fund had 29.85% of the value of its net assets invested in stocks within the Technology sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Reynders, McVeigh Core Equity Fund and

Board of Trustees of Capitol Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reynders, McVeigh Core Equity Fund (the “Fund”), a series of Capitol Series Trust, as of January 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations for the year then ended, the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended January 31, 2024, and prior, were audited by other auditors whose report dated March 27, 2024, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 25, 2026

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2027 will show the tax status of all distributions paid to your account in calendar year 2026. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2026 ordinary income dividends, 70% qualifies for the corporate dividends received deduction.

For the fiscal year ended January 31, 2026, the Fund designated $4,143,744 as long-term capital gain distributions.

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

Not applicable.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (the “Trust”) on September 11, 2025, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation for an additional one-year period the Investment Advisory Agreement between the Trust and Reynders, McVeigh Capital Management, LLC (“Reynders, McVeigh”) (the “Investment Advisory Agreement”) with respect to the Reynders, McVeigh Core Equity Fund (the “Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Reynders, McVeigh and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the Investment Advisory Agreement between the Trust and Reynders, McVeigh, including, but not limited to, Reynders, McVeigh’s response to counsel’s due diligence letter requesting information relevant to the approval of the continuation of the Investment Advisory Agreement, the operating expense limitation agreement between the Trust and Reynders, McVeigh (the “Expense Limitation Agreement”), and peer group expense and performance data provided by Broadridge for comparative purposes (collectively, the “Support Materials”). The Trustees reviewed the Support Materials with Reynders, McVeigh, Trust management, and with counsel to the Independent Trustees. The completeness of the Support Materials provided by Reynders, McVeigh, which included both responses and materials provided in response to initial and supplemental due diligence requests, was noted. Representatives from Reynders, McVeigh met with the Trustees and provided further information, including but not limited to, the services it provides to the Fund and the management fee paid for those services, fund performance, the Fund’s environment, social and governance (“ESG”) investment model, the business strategy for the Fund, firm ownership, resources available to service the Fund, including compliance resources, other investment strategies managed by Reynders, McVeigh, and profitability. This information formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the continuation of the Investment Advisory Agreement, the Trustees reviewed the terms and of the Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees also received a memorandum from counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would

Additional Information (Unaudited) (continued)

be appropriate for trustee consideration in the advisory agreement approval process, including the factors outlined in the case of Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the continuation of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (1) the nature, extent, and quality of the services provided by Reynders, McVeigh; (2) the cost of the services provided and the profits realized by Reynders, McVeigh from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Reynders, McVeigh resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

After having received and reviewed the Support Materials, as well as quarterly investment performance, compliance, operating, and distribution reports on the Fund since its inception, and noting additional discussions with representatives of Reynders, McVeigh that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the continuation of the Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to the approval of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Reynders, McVeigh’s services provided to the Fund, which included, but was not limited to: (i) the services provided by Reynders, McVeigh to the Fund and the resources available to support the Fund; (ii) asset growth in the Fund; (iii) the Fund’s performance compared to its benchmark index, the Global Large Stock Growth Morningstar peer group category and the custom peer group presented in the report provided by Broadridge; (iv) the Fund’s fees compared to the Global Large Stock Growth Morningstar peer group category and the custom peer group presented in the report provided by Broadridge; and (v) the overall fiscal health of the firm, among other topics. With regard to Broadridge’s custom peer group comparison, the Trustees noted that the peer funds included for comparison were drawn from the Morningstar Global Large Stock Growth category and the Morningstar Global Small/Mid Stock category. They also noted that the peer group funds were not specifically focused on sustainability and excluded retirement share classes, funds charging a Rule 12b-1 fee and fund of funds. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. With respect to the Investment Advisory Agreement, the Trustees considered the scope of services that Reynders, McVeigh provides to the Fund, which include, but are not limited to the following: (1) providing overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, including providing pre-trade portfolio compliance; (2) investing or overseeing the investment of the Fund’s assets consistent with its investment objective and investment policies; (3) directly managing the Fund’s assets and determining or overseeing the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions for a period of time; (4) voting or overseeing the voting of all proxies with respect to the Fund’s portfolio securities; (5) maintaining or overseeing the maintenance of the required books and records for transactions effected by Reynders, McVeigh on behalf of the Fund; (6) selecting or overseeing the selection of broker-dealers to execute orders on behalf of the Fund; (7) providing marketing

Additional Information (Unaudited) (continued)

support; and (8) responding to questions from investors. The Trustees considered Reynders, McVeigh’s own capitalization separately and its assets under management, as well as the commitment on the part of Reynders, McVeigh to enhance its capitalization over time. The Trustees considered Reynders, McVeigh’s compliance resources, including a Chief Compliance Officer with the support of additional compliance personnel. The Trustees also considered the sustainability investment philosophy of Reynders, McVeigh’s portfolio management team, as well as their investment industry experience and expertise in the sustainable and impact investment strategy. The Trustees also noted the capabilities and expertise of personnel responsible for implementing the Fund’s portfolio construction methodology and Reynders, McVeigh’s oversight and risk management process, including the due diligence process employed by Reynders, McVeigh in identifying and evaluating potential investments. The Trustees also considered information regarding Reynders, McVeigh’s succession planning, insurance coverage, disaster recovery and contingency plans and data protection safeguards, among other things.

The Trustees also noted the Fund’s performance compared to its prospectus benchmark, the MSCI World NR USD. The Trustees considered that the Fund outperformed the benchmark index for the quarter-end and since inception periods ended June 30, 2025, and underperformed compared to the index for the one-, three- and five-year periods. The Trustees also considered the Fund’s performance compared to the Morningstar Global Large Stock Growth category and those of other funds in the custom peer group analysis provided by Broadridge. The Trustees noted that the custom peer group category analysis of Broadridge peer funds included for comparison was drawn from the Morningstar Global Large Stock Growth category and the Morningstar Global Small/Mid Stock category. They also noted that the peer group funds were not specifically focused on sustainability and excluded retirement share classes, funds charging a 12b-1 fee and fund of funds. The appropriateness of Broadridge’s peer group analysis was discussed. The Trustees noted that the Fund outperformed both the Morningstar category median and the custom peer group median performance for the one-year, five-year and since inception periods ended June 30, 2025. With regard to the three-year period ended June 30, 2025, the Trustees noted that the Fund outperformed the custom peer group median and underperformed compared to the Morningstar category median. The Trustees further noted that the Fund is rated four stars by Morningstar in its “Overall” ranking. Lastly, the Trustees took note of the Adviser’s representation that the Fund is well-situated competitively compared to sustainable and global peers. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that Reynders, McVeigh provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. With respect to the Investment Advisory Agreement, the Trustees considered the annual management fee that the Fund pays to Reynders, McVeigh, as well as the firm’s profitability analysis for services rendered to the Fund. In this regard, the Trustees noted that Reynders, McVeigh agreed to enter into an Expense Limitation Agreement for the Fund through May 31, 2026, and that pursuant to such agreement, Reynders, McVeigh has contractually agreed to reimburse the Fund for its operating expenses, and to reduce its management fees to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage fees and commissions, dividend expense on short sales, interest, taxes, and extraordinary expenses) do not exceed 0.95%. The Trustees further noted that the Fund generated positive cash flow for Reynders, McVeigh and that the operation of the Fund resulted in a small profit for the fiscal year ended January 31, 2025 at an asset level of $83.9 million, and that a modest profit was anticipated for the fiscal year ending January 31, 2026, at an asset level of $92.4 million. Finally, the Trustees reviewed Reynders, McVeigh’s financial condition and fiscal health as it relates to the firm’s financial ability to provide the contractually required services to the Fund and concluded that such resources were adequate.

Comparative Fee and Expense Data. The Trustees also reviewed and discussed the advisory fee and contractual expenses of the Fund as compared to the Morningstar Global Large Stock Growth category and the custom peer group category analysis provided by Broadridge. The Trustees noted that the Fund’s management fee

Additional Information (Unaudited) (continued)

was equal to the average and median of the Morningstar category and lower than the average and median of the custom peer group. In addition, the Trustees considered that the gross total expense ratio of the Fund was higher than the median and lower than the average gross total expense ratio of the Morningstar category and was lower than the average and median gross total expense ratio of the custom peer group. Further, the Trustees noted that the net total expense ratio (reflective of fee waivers and expense reimbursements) of the Fund was higher than the average and median net expense ratio of the Morningstar category and lower than the average and median net expense ratio of the custom peer group. While recognizing that it is difficult to compare management fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Reynders, McVeigh’s management fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale with respect to the services provided by Reynders, McVeigh, noting that Reynders, McVeigh’s advisory fee does not contain breakpoints. In light of all of the factors considered, including the relatively small size of the Fund, the Trustees concluded that no material economies of scale exist at this time.

Other Benefits. The Trustees noted that Reynders, McVeigh confirmed that they do not and will not utilize soft dollar arrangements with respect to portfolio transactions in the Fund and do not anticipate the use of affiliated brokers to execute the Fund’s portfolio transactions. The Trustees concluded that Reynders, McVeigh will not receive any other material financial benefits from services rendered to the Fund.

Other Considerations. The Trustees also considered potential conflicts of interest of Reynders, McVeigh. Based on the assurances from representatives of Reynders, McVeigh, the Trustees concluded that no material conflicts of interest currently exist that could adversely impact the Fund. They also noted that the Adviser has compliance policies and procedures in place to address any conflict-of-interest situations that may arise.

Conclusions. Based upon discussions with Reynders, McVeigh, and the Support Materials provided, the Board concluded that the overall arrangements between the Trust and Reynders, McVeigh as set forth in the Investment Advisory Agreement are fair and reasonable in light of the services Reynders, McVeigh performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(4)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, President and Principal Executive Officer

Date	4/7/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, President and Principal Executive Officer

Date	4/7/2026

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date	4/7/2026